Consolidated Statements of Comprehensive Income (Loss) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income (loss)	$ 427	$ (370)	$ 4
Comprehensive income (loss) before allocation to non-controlling interests	427	(370)	4
Allocation to preferred shares	(15)	0	0
Allocation to non-controlling interests	(535)	258	0
Comprehensive income (loss)	$ (123)	$ (112)	$ 4